                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------

          Date of report (Date of earliest event reported): May 9, 2003

                          FOREST CITY ENTERPRISES, INC.
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

                      Ohio                                 1-4372                           34-0863886
   ------------------------------------------     ------------------------       --------------------------------
 (State or Other Jurisdiction of Incorporation)   (Commission File Number)      (IRS Employer Identification No.)



       Terminal Tower, 50 Public Square,                         44113
          Suite 1100, Cleveland, Ohio                          ----------
          ---------------------------                          (Zip Code)
   (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (216) 621-6060
                                                           --------------



                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

On May 9, 2003, Forest City Enterprises, Inc., an Ohio corporation, issued a press release to announce its intended offering of $200,000,000 aggregate principal amount of Senior Notes. A copy of this press release is filed as
Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

         Exhibit
         Number            Exhibit
         ------            -------

         99.1              Press Release, dated May 9, 2003


                                      -2-
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                FOREST CITY ENTERPRISES, INC.


                                By:
                                      -------------------------------------
                                      Name:   Thomas G. Smith
                                      Title:  Executive Vice President,
                                              Chief Financial Officer
                                              and Secretary


Dated:  May 9, 2003


                                       -3

                                  EXHIBIT INDEX



         Exhibit
         Number            Exhibit
         ------            -------

         99.1              Press Release, dated May 9, 2003



                                      -4-